Exhibit 10.8

AMENDMENT NO. 1 TO FOREIGN GUARANTORS AGREEMENT
This AMENDMENT NO. 1 TO FOREIGN GUARANTORS AGREEMENT, dated as of September 22, 2017 (this “Amendment”), is by and among Toys “R” Us, Inc., a Delaware corporation (the “Company”), TRU Taj LLC, a Delaware limited liability company (“TRU LLC”) and TRU Taj Finance, Inc., a Delaware corporation (“TRU Finance” and together with TRU LLC, the “Issuers”), the undersigned guarantors (the “Guarantors” and together with the Company and the Issuers, the “Obligors”), and the undersigned Requisite Supporting Holders (as defined in the Original Agreement, as described below) of the 12% Senior Secured Notes due 2021 (the “Notes”) amends that certain Foreign Guarantors Agreement (the “Original Agreement”), dated as of September 18, 2017 by and among the Obligors and the Supporting Holders. Capitalized terms not otherwise defined in this Amendment shall have the meanings assigned thereto in the Original Agreement.
WHEREAS, the parties hereto desire to amend the Original Agreement and acknowledge certain matters, in each case, as provided herein; and
WHEREAS, Section 7.11 of the Original Agreement provides that the Original Agreement may be amended or modified in writing by the Obligors and the Requisite Supporting Holders.
NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein and in the Original Agreement, the parties hereto agree to amend the Original Agreement as follows:
AMENDMENT
1.Amendments.
(a)    Preamble. The fifth WHEREAS clause in the preamble is hereby deleted in its entirety and replaced with the following:
“WHEREAS, (i) the commencement of the Chapter 11 Cases by the Debtors and the acceleration of certain other outstanding indebtedness of the Debtors as a result of commencement of the Chapter 11 Cases would result in an Event of Default under Section 6.01(a) of the Indenture, (ii) the borrowings and other terms of the DIP Facilities that are not otherwise permitted under the terms of the Note Documents would cause a Default under the Indenture (which would result in an Event of Default if such Default continued for 60 days after receipt of written notice thereof given by the Trustee or Holders of not less than 30% in principal amount of the Notes ) and (iii) the failure by the Company to comply with Section 4.03 of the Indenture with respect to the filing of its Quarterly Report on Form 10-Q for the three-month period ending July 29, 2017 and certain Current Reports on Form 8-K regarding certain actions taken in connection with the Chapter 11 Cases and holding a quarterly conference call to discuss the financial results of the Company with the Holders has caused a Default under the Indenture (which would result in an Event of Default if such Defaults continued for 120 days after receipt of written notice thereof given by the Trustee or the Holders of not less than 30% in principal amount of the Notes)(any such Default or Event of Default resulting from the commencement of the Chapter 11 Cases or from the DIP Facilities or from the failure to comply with Section 4.03 of the Indenture as outlined above being collectively referred to herein as the “Specified Defaults”);”
(b)    Amendment to Section 1.01. Section 1.01 of the Original Agreement is hereby amended by inserting the following new clause (g) at the end of the Section:
“(g) The Obligors and the Supporting Holders hereby acknowledge that the Waiver (as defined below) provided by the Supporting Holders under this Agreement is a waiver made with the consent of the Holders pursuant to Section 9.02 of the Indenture and shall be effective immediately upon the Agreement Effective Date (as defined below). The Obligors and the Supporting Holders further acknowledge that upon the Agreement Effective Date the Waiver will become irrevocable and will thereafter bind every Holder even if notation of the consent is not made on any Note in accordance with Section 9.04 of the Indenture.”
(c)    Amendment to Section 2.01. Section 2.01 of the Original Agreement is hereby amended by inserting the words “on behalf of all Holders, pursuant to Section 6.04 of the Indenture,” after the two instances of the word “waive” in such Section 2.01.
(d)    Amendment to Section 3.01(b). Section 3.01(b) of the Original Agreement is hereby deleted and replaced in its entirety with the following:
“(b) the Debtors fail to move to assume the Intellectual Property Licenses (as defined below) in their current form by no later than twenty-one (21) calendar days after the Petition Date or fail to prosecute diligently such motion;”
2.References. All references to the Original Agreement in any document, instrument, agreement, or writing delivered pursuant to the Original Agreement (as amended hereby) shall hereafter be deemed to refer to the Original Agreement as amended hereby.
3.Ratification. Except as modified and amended hereby, the Original Agreement shall continue in full force and effect and the parties hereto ratify and confirm the Original Agreement as modified and amended hereby.
4.Representations and Warranties. Each Obligor represents and warrants as of the date hereof to each Supporting Holder as follows:
(a)    such party is duly organized, validly existing and is not in violation in any respect of any term of its charter, bylaws or other constitutive documents, and the execution,

delivery and performance of this Amendment is within such party’s power and have been duly authorized by all necessary action;
(b)    this Amendment constitutes a valid and legally binding agreement, enforceable against such party in accordance with its terms;
(c)    no consent or authorization of, filing with, notice to or other act by or in respect of, any governmental or regulatory authority or any other person is required in connection with such party’s entry into, and performance of, this Amendment, except for consents, authorizations, filings and notices which have been obtained or made and are in full force and effect or which are immaterial in nature; and the entry into and performance of this Amendment by such party does and will not conflict with, or result in the default under, any material agreement or document of such party, its constituent documents or any applicable law, regulation or court order, consent or ruling; and
(d)    as of the date hereof and after giving effect to this Amendment, other than the occurrence of the Specified Defaults (as defined in the Original Agreement), no Default or Event of Default has occurred and is continuing, that would constitute a Default or an Event of Default under the Indenture or any other Notes Documents.
5.Miscellaneous Provisions. The provisions of Section VII of the Original Agreement are incorporated herein by this reference as if set out fully herein and shall apply in all respects to this Amendment.
IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TOYS “R” US, INC.

By:	/s/ Matthew Finigan
Name: Matthew Finigan
Title: Vice President - Treasurer
TRU TAJ LLC

By:	/s/ Matthew Finigan
Name: Matthew Finigan
Title: Vice President - Treasurer
TRU TAJ FINANCE, INC.

By:	/s/ Matthew Finigan

Name: Matthew Finigan
Title: Vice President - Treasurer
TRU TAJ (EUROPE) HOLDINGS, LLC

By:	/s/ Matthew Finigan
Name: Matthew Finigan
Title: Vice President - Treasurer
TRU (HOLDINGS) LIMITED

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director

TRU EUROPE LIMITED

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director
TRU (UK) H7 LIMITED

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director
TOYS “R” US (UK) LIMITED

By:	/s/ Robert Zarra

Name: Robert Zarra
Title: Director
TOYS “R” US HOLDINGS LIMITED

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director
TRU (BVI) FINANCE II, LTD.

By:	/s/ Matthew Finigan
Name: Matthew Finigan
Title: Director

By:	/s/ Charles Knight
Name: Charles Knight
Title: Director

TOYS “R” US FINANCIAL SERVICES LIMITED (UK)

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director

TRU (UK) H6, LLC

By:	/s/ Matthew Finigan
Name: Matthew Finigan
Title: Vice President - Treasurer
TRU (UK) H4 Limited

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director
TOYS “R” US LIMITED

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director
TOYS “R” US PROPERTIES LIMITED

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director
TRU (UK) H8 LIMITED

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director
TOYS “R” US GMBH

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director

TRU GLOBAL IMPORTS B.V.

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director

By:	/s/ Charles Knight

Name: Charles Knight
Title: Director
TRU AUSTRALIA HOLDINGS, LLC

By:	/s/ Matthew Finigan
Name: Matthew Finigan
Title: Vice President - Treasurer
TOYS “R” US (AUSTRALIA) PTY LTD

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director
BABIES “R” US (AUSTRALIA) PTY LTD

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director
TOYS “R” US, EUROPE, LLC

By:	/s/ Charles Knight
Name: Charles Knight
Title: Senior Vice President - Corporate Controller
TRU TAJ HOLDINGS 1, LLC

By:	/s/ Charles Knight
Name: Charles Knight
Title: Senior Vice President - Corporate Controller

TRU TAJ HOLDINGS 2 LIMITED

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director
TRU TAJ HOLDINGS 3, LLC

By:	/s/ Charles Knight
Name: Charles Knight
Title: Senior Vice President - Corporate Controller
TRU ASIA, LLC

By:	/s/ Charles Knight
Name: Charles Knight
Title: Senior Vice President - Corporate Controller
TRU IBERIA HOLDINGS 1, S.L.U

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director
TRU IBERIA HOLDINGS 2, S.L.U.

By:	/s/ Robert Zarra
Name: Robert Zarra
Title: Director
GEOFFREY, LLC

By:	/s/ James Young
Name: James Young
Title: Vice President - Corporate Counsel
GEOFFREY INTERNATIONAL, LLC

By:	/s/ James Young

Name: James Young
Title: Vice President - Corporate Counsel
SIGNATURE PAGES OF CONSENTING NOTEHOLDERS ON FILE WITH THE REGISTRANT